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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549


FORM 8-K



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report  November 21, 1996
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UNITED FIRE & CASUALTY COMPANY
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(Exact name of registrant as specified in its charter)


        Iowa                 2-39621           42-0644327
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(State of Incorporation)   (Commission       (IRS Employer
                           File Number)      Identification No.)

118 Second Avenue, S.E.
Cedar Rapids, Iowa                                      52407
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(Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code: (319) 399-5700


ITEM 5. OTHER EVENTS


Effective November 21, 1996, Gary L. Huber resigned from United Fire & Casualty

Company as President and Chief Operating Officer. Scott McIntyre, Jr., Chairman

and Chief Executive Officer of United Fire & Casualty Company was elected

President and Chief Operating Officer.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   UNITED FIRE & CASUALTY COMPANY
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                                             (Registrant)

Date   November 21, 1996        By /s/ Kent G. Baker
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                                   Kent G. Baker
                                   Vice President and
                                   Chief Financial Officer